Analyst Presentation

February 15 and 16, 2006

QUALITY DISTRIBUTION

Exhibit 99.2

Certain statements contained in this presentation are forward-looking information that is subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
These statements can be identified by the use of forward-looking terminology such as
“believes”, “expects”, “may”, “will”, “should”, “on track” or “anticipates” or the negative thereof or comparable terminology, or by discussions of strategy.  The Company’s business operations are subject to a variety of risks and uncertainties, and, consequently, actual results may materially differ from those projected by any forward-looking statements.
Factors that could cause actual results to differ from those projected include, but are not limited to, the following: (1) unfavorable economic and industry conditions can reduce demand and prices for the Company’s products and services,  (2) the Company may not have access to capital that it may require, and, (3) the Company may be overly optimistic in projecting patterns or trends.  These risks and uncertainties, as well as others, are discussed in greater detail in the Company’s filings with the Securities and Exchange
Commission, including its most recent Annual Report on Form 10-K/A for the year ended
December 31, 2004 and its subsequent Quarterly Reports on Form 10-Q.  The Company disclaims any obligation to revise or update any forward-looking statement in order to reflect events or circumstances after the date any such statement is made.
FORWARD LOOKING STATEMENT DISCLAIMER

# 1 market position
Flexible, asset light business model
Core carrier to top 100 chemical companies
Fragmented, consolidating industry
New, highly qualified management team
Non-operating distractions behind us
Best positioned for growth opportunities

3

For Hire Bulk Transportation Market*
Quality
Distribution
Trimac* 5%
Tankstar 2%
A & R 2%
Enterprise 2%
Groendyke 2%
Bulkmatic 2%
Superior 3%
Dana 2%
Liquid Transport 2%
Dewey 2%
•Mgmt Est.   ---
Source:  Bulk Transporter May 2005
Other 64%
Chemical Trucking Market*
$9.0B
For Hire*
$6.5B
Private Fleet*
$2.5B
Schneider 2%
10%

CORE CARRIER TO THE TOP 100 CHEMICAL COMPANIES

DOW

AIR PRODUCTS

NOVA Chemicals

PPG

Procter&Gamble

DUPONT

ATOFINA

Bayer

BASF

GE

5 Trucking revenue is contract based

6 Legend Tank Wash and Terminal Terminal Tank Wash Serve over 4,000 chemical plants

FLEXIBLE BUSINESS MODEL

ASSET LIGHT CAPITAL STRUCTURE

Affiliate
66%
Company
34%
Affiliate ,
17%
Company ,
78%
Shippers,
5%
Affiliate /
Owner-
Operator
80%
Company
20%
Terminals
Operated
165
Trailers
7,461
Tractors
3,539
Affiliates and QDI share
the cost of growth capital
QDI owns the largest specialized
trailer fleet in the industry.

FLEXIBLE BUSINESS MODEL

AFFILIATE MODEL -- HOW IT WORKS

0% 100%
Fuel, maintenance & other
operating expenses
100% 0% Customer contracts
80% 20% Trailer capital
(2)
0% 100% Tractor capital
100% 0% Corporate O/H
90% 10% Insurance
(1)
0% 100% Facility cost
0% 100% Fuel Surcharge
15% 85% Trucking Revenue
Company Share Affiliate Share
(1) $15k deductible per occurrence
(2) Approximate

FLEXIBLE BUSINESS MODEL

AFFILIATE + OWNER OPERATOR = VARIABLE COST

9 Total Revenue 100% Trucking 94% Affiliate 72% Company Operations 22% 88% of Total Revenue is variable cost based Independent Owner Operators 16% Company Employee Drivers 6%

10

11 WHAT WE FOUND QDI Strengths Challenges WHAT WE DID RESULTS

BUILDING THE FOUNDATION

WHAT WE FOUND
QDI STRENGTHS

-
-
-
-
-
-

12 Market leader Good customer perception Strong pricing environment Strong safety record Core workforce of dedicated employees Excellent senior management team

13 Non-operating distractions Declining driver count High employee turnover Adversarial affiliate relations Underperforming terminals & affiliates Process failures Lack of capital investments

•
Resolved several non-operating distractions
PPI done
Sarbanes – expect clean Sox opinion for 2005
•
Instituted driver recruitment/retention initiative
Improved driver turnover 24% from 58% in 04 to 45%
in 05
Increased driver compensation
•
Turned around affiliate relations

•
INVESTED IN PROCESS IMPROVEMENTS:
Finance – on time financials
Contract administration – backlog now is zero –
down from 2,600 at YE2004
Credit/collection DSO 55 to 50
Instituted company wide training initiatives

•
INVESTED IN THE TRAILER FLEET
NEW TRAILER ACQUISTIONS:*
1999 – 2004 1
2005 - 173
2006 - ~320
• INVESTED IN FACILITIES
Helps driver retention
Upgrades image
Reduces maintenance costs
* New trailers acquired by the Company and affiliates

BUILDING THE FOUNDATION

Q4 2005 OPERATING RESULTS *

~
180% ($0.17)
~
consensus est. EPS (Tax Effected)
(2)
~
160% ($0.34)
~
consensus est. EPS (As Reported)
(1)
~
7.6% $144MM
~
$154MM REVENUE (Ex FSC)
% Change Q4 04(a) Q4 05(e)*
*        Estimate
(1)     EPS As Reported, means per GAAP Financial Statements with no adjustments for unusual items or normalized taxes.
Consensus estimate as reported by Thomson Financial First Call
(2)     EPS adjusted for a normalized tax rate of 35% -- see the Company’s 8-K filed 02/13/06 for a reconciliation to Net
Income

BUILDING THE FOUNDATION

VOLUME GROWTH

% Change Over Prior Year

18 % Change Drivers and Miles -2.0% -1.4% -4.2% 2.7% 3.6% -1.1% -2.2% -2.3% 3.6% 6.4% -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% % Change Miles % Change Drivers Q1’05 Q2’05 Q3’05 Q4’05 Jan’06

~130% ($0.28) ~
consensus est.
EPS
(Tax Effected) (2)
($11MM) 55 Days 50 Days DSO
(27%) 37% 27%
Corporate Office
Turnover
3.5% 3,154 3,266 Drivers
(year end)
~185% ($0.57) ~
consensus est.
EPS
(as reported) (1)
~4% $591MM ~$614MM Revenue
(Ex FSC)
Change 2004 2005(e) *
* Estimate
(1) EPS As Reported, means per GAAP Financial Statements with no adjustments for unusual items or normalized taxes.
Consensus estimate as reported by Thomson Financial First Call
(2) EPS adjusted for a normalized tax rate of 35% -- see the Company’s 8-K filed 02/13/06 for a reconciliation to Net
Income

20

More stringent driver screening than the industry requires
6 training schools and 8 regional safety managers and 1 OSHA manager
Technology and accurate reporting help QDI to be more proactive in identifying and tracking at-risk drivers
Maintain extremely high safety expectations with drivers via “Life Critical Safety”
compliance rules and continuous training.
(1) The DOT recordable accident rate includes any accident where a fatality and/or somebody is injured and must be treated off site by a professional or if one vehicle has to be towed due to the accident.
DOT Recordable Accident Rate
0.67
0.59
0.44
0.54
0.51
0.57
0.51
0.62
0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
1998 1999 2000 2001 2002 2003 2004 2005

22 Top Line Growth High Single Digit Price Increases Surcharges Increase Market Share Ancillary Service Offerings Private Fleet Conversions Focus on building Tank- wash business

Operational
Execution
Safety First
Reduce empty
miles
Continuous
back-office
process
improvement
Drive terminal
excellence!
…Growth…
…Profitability…
…Compliance…
Drivers are
our most
important
asset
Maximize Tank-wash
--Strategic business
--High potential
margins

24 Share trailer purchases with affiliates Optimize Capex Operating Leases Focus on improved asset utilization Strategic investment in Tank-wash business

25 EPS GROWTH Double Digit Operational Execution Minimize Cap Ex Top Line Growth High Single Digit REDUCE LEVERAGE PAY DOWN DEBT

•Estimated  Capital requirements, funding sources needed to generate $50MM of incremental revenue as a result of volume growth and the estimated resultant pro-forma EBIT, EPS and ROIC.
INCREMENTAL REVENUE $50MM
EBIT (estimated incremental margin --12%)
$6MM
EPS (Tax Effected) $0.18
EBITDA $6MM
ROIC 77%
ASSET
CAPITAL
REQUIRED SOURCE OF CAPITAL
QDI
CAPITAL
INVESTED
ESTIMATED
P&L IMPACT
  TRACTORS $18MM Owner Operators provide or $0 $0
  (300 @ $60K each) Operating Lease -- sub lease to O/O
  TRAILERS $35MM Affiliates purchase 1/2 $0 $0
  (540 @ $65K each) Operating Lease 1/2 (rent to affiliates)
  WORKING CAPITAL $7MM QDI Revolver $7MM $0.6MM
  (50 Days)
TOTAL $60MM $7MM $5.4MM

27 . >20% Long Term EPS Growth $15-25mm Annual Debt Reduction $15-20mm Annual Capex High Single Digit Revenue Growth